Exhibit 10.5

AGREEMENT

THIS AGREEMENT (hereinafter “Agreement”) is made and entered into as of this 11th day of November, 2004, by and between Amerikal Nutraceutical Corporation / www.lifederma.com, having a principal address of 17751 Mitchell Ave. Irvine, CA 92612 (hereinafter “AMERIKAL”) and Sierra Group Marketing / James Sierra, an individual agent, having a principal address of 11115 W Rockland Dr. Littleton, CO 80127 (hereinafter “AGENT”).

W I T N E S S E T H:

NOW THEREFORE, in consideration of the mutual benefits, obligations, terms and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, it is hereby agreed as follows:

1.             Performance by AGENT.

(a) AGENT shall perform its business activities to meet criteria set forth as it relates to sales goals. AGENT shall introduce and be the liaison between AMERIKAL and all internet affiliate marketing companies.

2.             Responsibilities of AMERIKAL.

(a)   AMERIKAL shall perform its business activities in compliance with and not in violation of any federal, state or local government laws, rules or regulations concerning the contest offering and/or services. AMERIKAL shall be solely responsible for complying with any and all registration/licensing requirements necessary and shall hold AGENT harmless.

(b)   AMERIKAL shall provide all documentation, on a daily basis, of compensation generated from any and all internet traffic referred to AMERIKAL by AGENT.

3.             Mutual Indemnification.   Each party shall indemnify and hold the other harmless from all damages, losses, causes of action, costs and expenses, including reasonable attorney’s fees, whether the same be incurred as a result of investigation, defense or prosecution of any claim or cause of action, or any other loss resulting as a consequence of a violation (or investigation) of applicable law, a breach of the terms of this Agreement or a breach of any representation, warranty or obligation under this Agreement.

4.             Independent Contractor Relationship.   The parties specifically agree that their relationship shall be that of a principal and independent contractor and not that of an employer and employee or principal and agent. The parties agree that neither party shall have a right of control over and to the other.  However, AMERIKAL and AGENT mutually agree as to the objectives and the scope of services required all as herein set forth. Each party shall have full power and authority to select the means, manner, and method of performing the work and accomplishing those objectives without detailed direction or control by the other party.  The parties hereto recognize and agree that no joint venture or partnership arrangement or agreement is intended or created hereby.  No agent, employee or servant of AGENT shall be or shall be deemed to be the employee, agent or servant of AMERIKAL nor shall any agent, employee or servant of AMERIKAL be or be deemed to be the employee, agent or servant of AGENT. Each party shall be solely and entirely responsible for its acts and for the acts of its agents, employees, servants and subcontractors during the performance of this Agreement.  Each party shall be solely responsible with respect to the compensation payable to its agents, employees, servants and subcontractors and neither party shall have responsibility to the other with respect to the same.

5.             Tax and Workers’ Compensation Liability. The parties acknowledge and agree that AMERIKAL will not withhold any taxes from any amounts paid to AGENT, nor will AMERIKAL pay unemployment compensation or provide workers’ compensation insurance to AGENT.  Each party shall be solely responsible for all taxes of every kind and nature with respect to its own business activities and the other party shall have no responsibility with respect to the same.  Each party agrees to file all required tax forms as to its own business activities and agents or employees.

/s/ [ILLEGIBLE]
AMERIKAL
agent

6.             Confidentiality. Neither party shall, at any time during the term of this Agreement and for two (2) years after termination of this Agreement, (a) divulge or discuss any terms of or the existence of this Agreement to any third party, without the consent of the other party or (b) divulge to any third party or use for it’s own purposes, any trade secrets, confidential or business information relating to the business affairs of the other party. The parties, by execution hereof, agree that each party has disclosed to the other in confidence certain information relating to their business. The party, by execution hereof, acknowledge and agree that the disclosure of all such information to each other has been in confidence and is of a confidential nature. The parties acknowledge that such confidential information shall not be used by them except in pursuit of their responsibilities and rights under this Agreement during the duration of this Agreement and for a period of one (1) year thereafter.

7.             Compensation. AMERIKAL will pay AGENT sales commission on all initial sales generated for lifederma.com by OptinRealBig, also known as CPA Empire.  The total commission will be $2.00 paid on initial sales. All compensation will be paid on a bi-weekly basis directly to AGENT.

8.             Applicable Law. This Agreement shall be governed by and construed according to the laws of the State of California.  Any action to enforce this Agreement shall be brought in the State of California, County of Los Angeles, which shall be deemed the proper venue for all purposes.

9.             Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein contained. Any agreements, promises, negotiations, representations or other terms not set forth or referred to in this Agreement are of no force or effect.

10.           Modification. This Agreement may not be modified or amended except in writing signed by both parties. The parties agree to fully cooperate in negotiating any changes or modifications to this Agreement as may be necessary to fully comply with any Statute or Code.

11.           Termination.  Termination for Breach. In the event of any material breach of this Agreement by either party, the other Party may cancel this Agreement, by giving thirty (30) days’ prior written notice thereof; provided, however, that this Agreement shall not terminate at the end of said thirty (30) day notice period if the Party in breach has cured the breach of which it has been notified prior to the expiration of this notice period.

12.           Miscellaneous. If any part of this Agreement shall be deemed invalid under applicable law, the remaining parts of this Agreement shall be in full force and effect as though any unenforceable part or parts were not written into this Agreement.  In construing this Agreement, the singular tense shall be deemed to include the plural and the male or neuter gender shall mean and comprehend all genders, whenever such meaning or interpretation is necessary and appropriate.  Headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement. Subject to Paragraph 12 hereof, this Agreement shall be binding upon the parties hereto, their legal representatives, successors and assigns, and the parties hereto do hereby covenant and agree that they, their legal representatives, successors and assigns will execute any and all papers and documents that may be required in accordance with this Agreement. Should a provision of this Agreement require judicial interpretation, it is agreed that the judicial body interpreting or construing the same shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be more strictly construed against the party which itself or through its agents prepared the same, it being agreed that the agents of all parties have participated or had the opportunity to participate in the preparation of this Agreement. This Agreement may be executed in multiple counterparts, each of which will constitute an original and all of which will constitute one (1) Agreement.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

AMERIKAL:		SIERRA GROUP MARKETING:

By:	/s/ Herrie Tantono	By:
	Herrie Tantono, VP.		James Sierra, Agent

/s/ [ILLEGIBLE]
AMERIKAL			agent

AGREEMENT

THIS AGREEMENT (hereinafter “Agreement”) is made and entered into as of this 11th day of November, 2004, by and between Amerikal Nutraceutical Corporation / www.lifederma.com, having a principal address of 17751 Mitchell Ave, Irvine, CA 92612 (hereinafter “AMERIKAL”) and Sierra Group Marketing / James Sierra, an individual agent, having a principal address of 11115 W Rockland Dr. Littleton, CO 80127 (hereinafter “AGENT”).

W I T N E S S E T H:

NOW THEREFORE, in consideration of the mutual benefits, obligations, terms and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, it is hereby agreed as follows:

1.                                       Performance by AGENT.

(a) AGENT shall perform its business activities to meet criteria set forth as it relates to sales goals. AGENT shall introduce and be the liaison between AMERIKAL and all internet affiliate marketing companies.

2.                                       Responsibilities of AMERIKAL.

(a)                                  AMERIKAL shall perform its business activities in compliance with and not in violation of any federal, state or local government laws, rules or regulations concerning the contest offering and/or services. AMERIKAL shall be solely responsible for complying with any and all registration/licensing requirements necessary and shall hold AGENT harmless.

(b)                                 AMERIKAL shall provide all documentation, on a daily basis, of compensation generated from any and all internet traffic referred to AMERIKAL by AGENT.

3.                                       Mutual Indemnification.  Each party shall indemnify and hold the other harmless from all damages, losses, causes of action, costs and expenses, including reasonable attorney’s fees, whether the same be incurred as a result of investigation, defense or prosecution of any claim or cause of action, or any other loss resulting as a consequence of a violation (or investigation) of applicable law, a breach of the terms of this Agreement or a breach of any representation, warranty or obligation under this Agreement.

4.                                       Independent Contractor Relationship.  The parties specifically agree that their relationship shall be that of a principal and independent contractor and not that of an employer and employee or principal and agent. The parties agree that neither party shall have a right of control over and to the other.  However, AMERIKAL and AGENT mutually agree as to the objectives and the scope of services required all as herein set forth.  Each party shall have full power and authority to select the means, manner, and method of performing the work and accomplishing those objectives without detailed direction or control by the other party.  The parties hereto recognize and agree that no joint venture or partnership arrangement or agreement is intended or created hereby.  No agent, employee or servant of AGENT shall be or shall be deemed to be the employee, agent or servant of AMERIKAL nor shall any agent, employee or servant of AMERIKAL be or be deemed to be the employee, agent or servant of AGENT. Each party shall be solely and entirely responsible for its acts and for the acts of its agents, employees, servants and subcontractors during the performance of this Agreement.  Each party shall be solely responsible with respect to the compensation payable to its agents, employees, servants and subcontractors and neither party shall have responsibility to the other with respect to the same.

5.                                       Tax and Workers’ Compensation Liability. The parties acknowledge and agree that AMERIKAL will not withhold any taxes from any amounts paid to AGENT, nor will AMERIKAL pay unemployment compensation or provide workers’ compensation insurance to AGENT.  Each party shall be solely responsible for all taxes of every kind and nature with respect to its own business activities and the other party shall have no responsibility with respect to the same.  Each party agrees to file all required tax forms as to its own business activities and agents or employees.

/s/ [ILLEGIBLE]	/s/ [ILLEGIBLE]

6.                                       Confidentiality. Neither party shall, at any time during the term of this Agreement and for two (2) years after termination of this Agreement, (a) divulge or discuss any terms of or the existence of this Agreement to any third party, without the consent of the other party or (b) divulge to any third party or use for it’s own purposes, any trade secrets, confidential or business information relating to the business affairs of the other party. The parties, by execution hereof, agree that each party has disclosed to the other in confidence certain information relating to their business. The party, by execution hereof, acknowledge and agree that the disclosure of all such information to each other has been in confidence and is of a confidential nature. The parties acknowledge that such confidential information shall not be used by them except in pursuit of their responsibilities and rights under this Agreement during the duration of this Agreement and for a period of one (1) year thereafter.

7.                                       Compensation. AMERIKAL will pay AGENT sales commission, on all initial sales generated for lifederma.com by OptinRealBig, also known as CPA Empire. The total commission will be $2.00 paid on initial sales. All compensation will be paid on a bi-weekly basis directly to AGENT.

8.                                       Applicable Law. This Agreement shall be governed by and construed according to the laws of the State of California.  Any action to enforce this Agreement shall be brought in the State of California, County of Los Angeles, which shall be deemed the proper venue for all purposes.

9.                                       Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein contained. Any agreements, promises, negotiations, representations or other terms not set forth or referred to in this Agreement are of no force or effect.

10.                                 Modification. This Agreement may not be modified or amended except in writing signed by both parties. The parties agree to fully cooperate in negotiating any changes or modifications to this Agreement as may be necessary to fully comply with any Statute or Code.

11.                                 Termination. Termination for Breach. In the event of any material breach of this Agreement by either party, the other Party may cancel this Agreement, by giving thirty (30) days’ prior written notice thereof; provided, however, that this Agreement shall not terminate at the end of said thirty (30) day notice period if the Party in breach has cured the breach of which it has been notified prior to the expiration of this notice period.

12.                                 Miscellaneous. If any part of this Agreement shall be deemed invalid under applicable law, the remaining parts of this Agreement shall be in full force and effect as though any unenforceable part or parts were not written into this Agreement. In construing this Agreement, the singular tense shall be deemed to include the plural and the male or neuter gender shall mean and comprehend all genders, whenever such meaning or interpretation is necessary and appropriate.  Headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement. Subject to Paragraph 12 hereof, this Agreement shall be binding upon the parties hereto, their legal representatives, successors and assigns, and the parties hereto do hereby covenant and agree that they, their legal representatives, successors and assigns will execute any and all papers and documents that may be required in accordance with this Agreement. Should a provision of this Agreement require judicial interpretation, it is agreed that the judicial body interpreting or construing the same shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be more strictly construed against the party which itself or through its agents prepared the same, it being agreed that the agents of all parties have participated or had the opportunity to participate in the preparation of this Agreement. This Agreement may be executed in multiple counterparts, each of which will constitute an original and all of which will constitute one (1) Agreement.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

AMERIKAL:		SIERRA GROUP MARKETING:

By:	Herrie Tantono, President	By:	James Sierra
James Sierra, Agent

/s/ Herrie Tantono			/s/ James Sierra
AMERIKAL			agent